Putnam
Global Growth
and Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The welcome improvement in many of the world's security markets that we noted in the semiannual report last spring continued throughout the second half of fiscal 1999, allowing Putnam Global Growth and Income Fund to close its fourth year of operation solidly in the black. Such an outcome was not a certain prospect, given the global market and economic environment when the fiscal year began last October.

That market and economic conditions made such a dramatic improvement in so short a time is remarkable. Your fund's strong absolute performance is gratifying. The achievement is a tribute to the ability of the fund's management team to take maximum advantage of the wide latitude allowed by the fund's investment strategy.

In the following report, the managers present a detailed discussion of the fund's fiscal 1999 performance and explain why they are optimistic about prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Managers

Deborah F. Kuenstner
Hugh H. Mullin
George W. Stairs

Results for the past year suggest that value investing with a global scope can succeed even in uncertain times. As Putnam Global Growth and Income Fund began its fiscal year on October 1, 1998, world markets were still in a slump following Russia's debt restructuring. The decision by the U.S. Federal Reserve Board to cut interest rates restored calm which permitted a subsequent rally. In the year since then, Asian economies have started to rebound, a currency devaluation in Brazil caused scarcely a ripple in international markets, and the Japanese government has stimulated economic growth while bailing out troubled banks. While international equities continue to move ahead, rising rates have brought U.S. equities down from their summer records. Still, for the 12 months that ended September 30, 1999 the fund's class A shares posted a robust return.

Total return for 12 months ended 9/30/99

     Class A         Class B          Class C           Class M
   NAV     POP     NAV     CDSC     NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
  27.06%  19.81%   26.08%  21.08%  26.22%   25.22%   26.57%  22.16%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and an explanation of performance calculation methods begin on page 7.


* FUND POSITIONED WELL AS GLOBAL CONDITIONS CHANGED

Your fund's global mandate gives us the latitude to invest in what we consider the best opportunities, wherever they are available in world markets. It also provides an attractive risk control benefit: strength in one country or region can help offset weakness in another. In addition, our emphasis on undervalued stocks of large, well-established companies avoids the most volatile stocks in most markets. For that reason, this fund experiences less volatility than most other equity funds, even those concentrated in the United States.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United States      46.0%

United Kingdom     12.2%

Japan               9.1%

France              5.5%

Canada              4.7%

Footnote reads:
*Based on net assets as of 9/30/99. Holdings will vary over time.


Our stock selection process relies primarily on fundamental analysis intended to identify companies undertaking positive changes. However, we occasionally make strategic allocation decisions to shift assets to what we consider undervalued markets. Midway through the fiscal period, for example, we sold some positions in the United States in order to invest in what we considered more attractive opportunities in international markets. At that point, the U.S. market was setting records, and we were concerned that many U.S. stocks were more expensive than their international counterparts. Although the U.S. market continued to rise until July, its subsequent decline confirmed many of our concerns. We were pleased to see that between March and September international markets outperformed those in the United States.

* CONSOLIDATIONS DRIVE GLOBAL PERFORMANCE

The trend toward industrial consolidation in Japan and Europe continued during the fiscal year. Several industries in these regions are plagued by excess capacity and low returns on invested capital. As companies merge or acquire competitors, they reduce redundancies and should improve their profitability to reward shareholders.

The hostile takeover of Telecom Italia, which we discussed in the fund's semiannual report, represented the first successful European debt-financed buyout of a large company by a smaller rival. It serves as a lesson for managers of European companies -- they must improve operations or face the prospect that rivals might take over the company and do it for them. In either event, shareholder value would be enhanced. Late in the period we sold the fund's holding in Telecom Italia at a substantial profit.


Morningstar, Inc. an independent rating agency, has recognized the solid risk-adjusted performance of Putnam Global Growth and Income Fund by awarding the fund's class A shares 4 out of 5 stars for overall performance (based on 3-year returns) within Morningstar's international funds category as of September 30, 1999. Only 22.5% of the 1,025 international funds rated received 4 stars.

Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 9/30/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3-year performance, the fund received 4 stars. There were 1,025 international equity funds rated; the top 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. The fund was not rated over longer time periods. Performance of other share classes will vary.


In France, two high-profile mergers helped your fund holdings outperform their sectors. French bank Societe Generale doubled in price during the fiscal year. Although it lost to rival BNP in a struggle for Paribas, Soc-Gen nonetheless benefited from this industry consolidation. By comparison, other European bank holdings, such as UBS and Deutsche Bank, at which change has progressed more slowly, appreciated by 50%. The other major French merger involved fund holding Elf Aquitaine, an oil company. In June, Elf received a takeover bid from one of its competitors, France's Totalfina. Elf responded by counter-bidding for Total. Elf and Total finally agreed to a friendly merger in September. Elf's stock outperformed those of other European oil companies, rising by approximately 60%. Although mergers like these can result in layoffs, the French government has quietly encouraged them in a drive to enhance global competitiveness while using other measures to combat unemployment. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Consolidation continues in the United States as well. We bought Union Carbide in the spring as the global chemical industry hovered near the low point in its business cycle. Shortly thereafter, the fund received an unexpected boost when Union Carbide agreed to be acquired by Dow Chemical, another fund holding.


Japan: Selectivity is still key

Although the Japanese stock market has posted excellent returns so far in 1999, your fund's management team insists on buying stocks that meet its requirements for "cheapness and change." In a September 10, 1999 interview on CNNfn, the cable television channel, portfolio manager Deborah Kuenstner outlined some of the attractive points of Fuji Heavy Industries, a stock the fund bought during 1999. Fuji's products -- Subaru cars and minicars -- are respectable, Kuenstner acknowledged, "But they have a lot of businesses that they don't really need to be in and they don't make money. They've announced that they're going to be getting out of those businesses. They're very openly looking for a foreign partner to share technology and maybe to invest in." This rigorous analysis of Fuji highlights an advantage of the fund's global approach.Because the fund's management team compares companies on a global basis, it can determine which ones have the best strategies and execution to achieve positive changes.


* PACE OF RESTRUCTURING ACCELERATES IN JAPAN

In Japan, many companies announced restructuring plans in the fiscal period. Our enthusiasm for these long-awaited steps is tempered with skepticism because it sometimes takes Japanese companies a long time to execute promised changes. For example, despite two high-profile merger announcements among Japanese banks, we still consider the sector highly risky. Nevertheless, we have added Japanese holdings to your portfolio.

Among these are Fuji Heavy Industries, which is divesting itself of underperforming units and focusing on its Subaru and other automobile product lines. Another, Toshiba, reorganized to focus on its electronics division while exiting its industrial businesses. Teijin, which makes specialized chemicals, has announced a significant stock repurchase program and has formed a global joint venture with DuPont that will combine their respective polyester businesses. Finally, we are pleased to report that the fund's position in Nikko Securities appreciated more than 200% in the period. In our opinion, this company represents the best restructuring story in Japan. Its positive changes include shutting down superfluous international offices, a performance-based compensation plan for managers, and the establishment of a strategic investment banking alliance to create a global distribution partnership with Citigroup.

* GLOBAL RECOVERY LIFTS BASIC MATERIALS STOCKS

Both external and internal changes have helped several holdings in the energy and basic materials sectors. Strong global economic growth has increased demand for paper products -- consequently, paper companies Svenska Cellulosa of Sweden and Abitibi-Consolidated in Canada performed well. We also added Jefferson Smurfit Group, a global cardboard company headquartered in Ireland that has reaped benefits from merging its linerboard unit with Stone Container. Pioneer International of Australia, a cement company, is benefiting from stronger-than-expected global construction activity and building projects for the 2002 Sydney Olympic games. CRH of Ireland, which sells cement and rock for road building, is enjoying rising sales thanks to its role in a huge interstate construction project in the United States.

* NEW U.S. HOLDINGS FEATURE REGIONAL BANKS, INDUSTRIALS

As the period opened, U.S. stocks were in a sustained rally. Fortunately, we had added many out-of-favor technology and financial companies. These holdings helped the fund perform competitively even as value stocks in general slipped behind growth stocks during the upswing. In early 1999, we took profits in several technology holdings but the fund continued to perform well as the energy and telecommunications sectors emerged as leaders. One of the fund's better-performing holdings in the telecom sector was Bell Atlantic. The market responded well to the growth of its cellular phone service as well as its pending acquisition of GTE.

We maintained a large position in financials throughout the fiscal year and have added several stocks in the past six months. We took profits on J.P. Morgan and American Express after their strong rallies in the first half of the year. The new positions we added are primarily in regional banks that suffered price weakness as interest rates rose. We believe these banks improve the overall quality and growth prospects of the fund's financial holdings. An example is Firstar Bank, which acquired Mercantile Bancorp, a former fund holding. This new entity has a strong position in the Midwest. Other new financial holdings are Comerica, Sun Trust Bank, and Associates First Capital.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Hoechst AG
Germany
Pharmaceuticals

Diageo PLC
United Kingdom
Food and beverages

BCE, Inc.
Canada
Telephone services

Ente Nazionale Idrocarburi SpA
Italy
Oil and gas

Bank of Nova Scotia
Canada
Banks

AXA S.A.
France
Insurance and finance

Akzo-Nobel N.V.
Netherlands
Chemicals

Novartis AG
Switzerland
Pharmaceuticals

Fuji Heavy Industries
Japan
Automobiles

Deutsche Bank AG
Germany
Banks

Footnote reads:
These holdings represent 11.8% of the fund's net assets as of 9/30/99. Portfolio holdings will vary over time.


We also purchased aircraft maker Boeing. This company has been hurt by production problems and cost overruns during the past two years, but management is solving the manufacturing backlog while a new chief financial officer has introduced better cost management and capital planning programs.

* POSITIVE BACKGROUND FOR CHEAPNESS AND CHANGE

As the fund enters its fiscal year 2000, the U.S. market is in the midst of a retrenchment after hitting a peak in July. Meanwhile, international markets are continuing to rise. These conditions further point to the advantage of a globally diversified portfolio. We believe that our value-oriented cheapness and change strategy is especially well suited for such a climate. Undervalued stocks tend to be less volatile than the overall market. Many of them also become involved in mergers and acquisitions. In international markets, in particular, we believe the fund owns some of the most dynamic companies available -- those that are responding to global competitive challenges and deploying capital in more efficient and profitable ways. We have high expectations that this fund's strategy can achieve attractive long-term growth with limited volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth and current income as a secondary objective through investing primarily in stocks of companies in the United States and worldwide.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                       Class A           Class B           Class C               Class M
(inception dates)     (1/3/95)          (11/5/97)           (7/26/99)           (11/5/97)
                    NAV      POP      NAV       CDSC      NAV       CDSC      NAV       POP
---------------------------------------------------------------------------------------------
1 year             27.06%   19.81%   26.08%    21.08%    26.22%    25.22%    26.57%    22.16%
---------------------------------------------------------------------------------------------
Life of fund      111.26    99.08   102.06    100.06    104.15    104.15    104.77     97.71
Annual average     17.09    15.63    16.00     15.75     16.25     16.25     16.32     15.47
---------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                              MSCI                  Consumer
                           World Index             price index
-------------------------------------------------------------------
1 year                       29.47%                   2.75%
-------------------------------------------------------------------
Life of fund                114.06                   11.71
Annual average               17.73                    2.40
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation which is currently in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                  Fund's class A      MSCI World       Consumer price
Date               shares at POP        Index              index

1/3/95                 9,425            10,000            10,000
9/30/95               10,687            11,703            10,193
9/30/96               12,413            13,302            10,499
9/30/97               16,618            16,511            10,725
9/30/98               15,668            16,533            10,872
9/30/99              $19,908           $21,406           $11,171

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $20,206 ($20,006 at CDSC) and $20,415, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,477 ($19,771 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/99

                           Class A      Class B     Class C     Class M
------------------------------------------------------------------------------
Distributions (number)        4            1           1           1
------------------------------------------------------------------------------
Income                     $0.085       $0.034      $0.005      $0.041
------------------------------------------------------------------------------
Capital gains
  Long-term                 0.092        0.092         --        0.092
------------------------------------------------------------------------------
  Short-term                0.198        0.198         --        0.198
------------------------------------------------------------------------------
  Total                    $0.375       $0.324      $0.005      $0.331
------------------------------------------------------------------------------
Share value:             NAV     POP      NAV         NAV     NAV     POP
------------------------------------------------------------------------------
9/30/98                 $11.39  $12.08  $11.34      $  --    $11.35  $11.76
------------------------------------------------------------------------------
7/26/99*                    --      --      --      14.56        --      --
------------------------------------------------------------------------------
9/30/99                  14.06   14.92   13.94      14.06     14.00   14.51
------------------------------------------------------------------------------

* Class C inception date.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of global equity securities with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


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Report of independent accountants
For the fiscal year ended September 30, 1999

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Global Growth and Income Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Growth and Income Fund (the "fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 1999



The fund's portfolio
September 30, 1999

COMMON STOCKS (96.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (1.2%)
--------------------------------------------------------------------------------------------------------------------------
              7,870  Boeing Co.                                                                             $      335,459
              5,550  Lockheed Martin Corp.                                                                         181,416
              4,750  United Technologies Corp.                                                                     281,734
                                                                                                            --------------
                                                                                                                   798,609

Airlines (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             31,795  British Airways PLC (United Kingdom)                                                          178,472
              3,890  Delta Air Lines, Inc.                                                                         188,665
                725  UAL Corp. (NON)                                                                                47,352
                                                                                                            --------------
                                                                                                                   414,489

Automobiles (2.8%)
--------------------------------------------------------------------------------------------------------------------------
              6,545  Ford Motor Co.                                                                                328,477
             90,000  Fuji Heavy Industries (Japan)                                                                 716,275
              3,255  General Motors Corp.                                                                          204,862
             12,000  Honda Motor Co., Ltd. (Japan)                                                                 503,481
              6,300  Hyundai Motor Co Ltd. GDR 144A (Japan)                                                         62,213
            216,000  PT Astra International Inc. (Indonesia)                                                        64,448
                                                                                                            --------------
                                                                                                                 1,879,756

Automotive Parts (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              3,850  Valeo S.A. (France)                                                                           279,397

Banks (12.9%)
--------------------------------------------------------------------------------------------------------------------------
             65,653  Australia & New Zealand Banking Group Ltd. (Australia)                                        438,961
              8,450  Bank of America Corp.                                                                         470,559
             37,375  Bank of Nova Scotia (Canada) (NON)                                                            802,750
              7,811  Bank One Corp.                                                                                271,920
              5,061  BankBoston Corp.                                                                              219,521
              2,768  Barclays PLC (United Kingdom)                                                                  81,241
              4,538  Chase Manhattan Corp.                                                                         342,052
              4,140  Comerica, Inc.                                                                                209,588
             26,514  DBS Group Holdings Ltd. (Singapore) (NON)                                                     296,595
             10,550  Deutsche Bank AG (Germany)                                                                    708,156
              1,000  First American Corp.                                                                           42,875
              6,662  First Union Corp.                                                                             236,917
              8,293  Firstar Corp.                                                                                 212,513
              3,227  Fleet Financial Group, Inc.                                                                   118,189
             10,143  ForeningsSparbanken AB (Sweden)                                                               165,815
             30,582  HSBC Holdings PLC (United Kingdom)                                                            350,409
              3,980  Huntington Bancshares, Inc.                                                                   105,719
                191  Julius Baer Holdings AG (Switzerland)                                                         568,072
             19,223  National Bank of Canada (Canada) (NON)                                                        229,376
                314  National Westminster Bancorp Inc. (United Kingdom)                                              7,319
             17,000  Oversea Chinese Banking Corp. (Singapore)                                                     132,117
              5,442  PNC Bank Corp.                                                                                286,725
              2,364  Societe Generale (France)                                                                     488,540
              2,250  Summit Bancorp                                                                                 72,984
              3,190  SunTrust Banks, Inc.                                                                          209,743
              4,370  Synovus Financial Corp.                                                                        81,664
             10,450  U.S. Bancorp                                                                                  315,459
              2,491  Unidanmark AS (Denmark)                                                                       168,851
              1,905  United Bank of Switzerland (UBS) AG (Switzerland)                                             538,574
              7,851  Washington Mutual, Inc.                                                                       229,642
              7,936  Wells Fargo Co.                                                                               314,464
                                                                                                            --------------
                                                                                                                 8,717,310

Building Products (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             10,494  CRH PLC (Ireland)                                                                             201,513
            154,000  Pioneer International Ltd. (Australia)                                                        380,521
                                                                                                            --------------
                                                                                                                   582,034

Business Equipment (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             14,000  Canon, Inc. (Japan)                                                                           408,278
             11,000  Ricoh Co., Ltd. (Japan)                                                                       191,439
                                                                                                            --------------
                                                                                                                   599,717

Business Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             11,000  Dai Nippon Printing Co., Ltd. (Japan)                                                         204,788

Cable Television (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              6,120  Comcast Corp. Class A                                                                         244,035

Cellular Communications (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             35,800  Telecom Italia Mobile SpA (Italy)                                                             223,289
             10,078  Telesp Celular Participacoes S.A. ADR (Brazil)                                                263,288
                                                                                                            --------------
                                                                                                                   486,577

Chemicals (3.5%)
--------------------------------------------------------------------------------------------------------------------------
             17,465  Akzo-Nobel N.V. (Netherlands)                                                                 742,374
             11,100  BOC Group PLC (United Kingdom)                                                                231,320
                800  Clariant AG 144A (Switzerland)                                                                363,588
                127  Clariant AG (Switzerland)                                                                      57,720
              2,490  Dow Chemical Co.                                                                              282,926
              3,083  du Pont (E.I.) de Nemours & Co., Ltd.                                                         187,678
              4,575  Eastman Chemical Co.                                                                          183,000
              3,130  PPG Industries, Inc.                                                                          187,800
              1,735  Union Carbide Corp.                                                                            98,570
                                                                                                            --------------
                                                                                                                 2,334,976

Computer Software and Services (2.8%)
--------------------------------------------------------------------------------------------------------------------------
              4,553  Computer Associates International, Inc.                                                       278,871
              5,300  Electronic Data Systems Corp.                                                                 280,569
              3,224  IBM Corp.                                                                                     391,313
              7,390  Seagate Technology, Inc.                                                                      227,704
             94,000  Toshiba Corp. (Japan)                                                                         701,242
                                                                                                            --------------
                                                                                                                 1,879,699

Conglomerates (2.4%)
--------------------------------------------------------------------------------------------------------------------------
              4,035  Allied-Signal, Inc.                                                                           241,848
             12,224  Canadian Pacific, Ltd. (Canada)                                                               280,053
            113,524  Cookson Group PLC (United Kingdom)                                                            383,087
              3,262  Minnesota Mining & Manufacturing Co.                                                          313,356
            101,589  Tomkins PLC (United Kingdom)                                                                  425,171
                                                                                                            --------------
                                                                                                                 1,643,515

Consumer Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              5,075  Kimberly-Clark Corp.                                                                          266,438

Electric Utilities (6.7%)
--------------------------------------------------------------------------------------------------------------------------
             22,700  Chubu Electric Power, Inc. (Japan)                                                            413,213
              4,215  Dominion Resources, Inc.                                                                      190,202
              4,973  Duke Energy Corp.                                                                             274,137
              4,585  Edison International                                                                          111,473
              8,520  Entergy Corp.                                                                                 246,548
             85,434  Hong Kong Electric Holdings Ltd. (Hong Kong)                                                  265,074
             39,856  Iberdola S.A. (Spain)                                                                         592,522
             19,500  Kansai Electric Power Inc. (Japan)                                                            377,893
              6,390  Public Service Enterprise Group, Inc.                                                         246,814
             44,858  Scottish and Southern Energy PLC (United Kingdom)                                             418,308
             49,890  Scottish Power PLC (United Kingdom)                                                           458,252
            274,000  Shandong International Power Development Co. Ltd. (China)                                      43,388
              9,215  Southern Co.                                                                                  237,286
              3,630  Texas Utilities Co.                                                                           135,444
              9,673  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)                                       531,518
                                                                                                            --------------
                                                                                                                 4,542,072

Electronics and Electrical Equipment (5.0%)
--------------------------------------------------------------------------------------------------------------------------
              4,549  Cooper Industries, Inc.                                                                       212,666
              5,146  Emerson Electric Co.                                                                          325,163
              3,733  Motorola, Inc.                                                                                328,504
              4,120  Philips Electronics N.V. (Netherlands)                                                        415,815
              6,378  Schneider SA (France)                                                                         467,964
            143,017  Siebe PLC (United Kingdom)                                                                    696,844
              2,300  Sony Corp. (Japan)                                                                            344,243
              3,000  TDK Corp. (Japan)                                                                             347,977
              5,378  Xerox Corp.                                                                                   225,540
                                                                                                            --------------
                                                                                                                 3,364,716

Entertainment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             10,035  Disney (Walt) Productions, Inc.                                                               259,656

Environmental Control (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              7,000  Waste Management, Inc.                                                                        134,750

Farm Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              2,414  Deere (John) & Co.                                                                             93,392

Financial Services (2.7%)
--------------------------------------------------------------------------------------------------------------------------
              3,100  Associates First Capital Corp.                                                                111,600
              2,600  Charter One Financial, Inc.                                                                    60,125
             14,300  Citigroup, Inc.                                                                               629,200
              3,030  Merrill Lynch & Co., Inc.                                                                     203,578
             58,000  Nikko Securities Co. Ltd. (Japan)                                                             491,063
              3,735  Paine Webber Group Inc.                                                                       135,394
              2,500  Promise Co., Ltd. (Japan)                                                                     201,552
                                                                                                            --------------
                                                                                                                 1,832,512

Food and Beverages (6.7%)
--------------------------------------------------------------------------------------------------------------------------
              3,872  Anheuser-Busch Cos., Inc.                                                                     271,282
             39,845  Bass PLC (United Kingdom)                                                                     480,438
              5,692  ConAgra, Inc.                                                                                 128,426
             81,110  Diageo PLC (United Kingdom)                                                                   828,462
             98,804  Fomento Economico Mexicano, S.A. de C.V. (Mexico)                                             306,488
              1,182  Groupe Danone (France)                                                                        288,453
              6,959  Heinz (H.J.) Co.                                                                              299,237
              8,295  Kellogg Co.                                                                                   310,544
             38,000  Kirin Brewery Co. Ltd. (Japan)                                                                455,786
             11,795  Nabisco Group Holdings Corp.                                                                  176,925
              3,700  PepsiCo, Inc.                                                                                 111,925
             10,490  Sara Lee Corp.                                                                                245,859
              4,400  SYSCO Corp.                                                                                   154,275
            155,588  Tesco PLC (United Kingdom)                                                                    485,975
                                                                                                            --------------
                                                                                                                 4,544,075

Gas Pipelines (0.7%)
--------------------------------------------------------------------------------------------------------------------------
              6,203  Sonat, Inc.                                                                                   246,182
              5,540  Williams Cos., Inc.                                                                           207,404
                                                                                                            --------------
                                                                                                                   453,586

Health Care Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             10,908  Tenet Healthcare Corp.                                                                        191,572

Insurance and Finance (8.2%)
--------------------------------------------------------------------------------------------------------------------------
              3,110  Aetna Inc.                                                                                    153,168
              7,383  AGF (Assurances Generales de France) (France)                                                 405,291
             54,164  Allied Zurich AG (United Kingdom)                                                             635,700
              7,674  Allstate Corp.                                                                                191,370
              4,560  American General Corp.                                                                        288,135
             62,463  AMP Ltd. (Australia)                                                                          581,507
              5,382  AON Corp.                                                                                     159,105
              5,961  Axa S.A. (France)                                                                             756,322
              4,155  CIGNA Corp.                                                                                   323,051
              9,800  Clarica Life Insurance Co. (Canada)                                                           147,675
              4,655  Fannie Mae                                                                                    291,810
             12,781  Internationale Nederlanden Groep (ING) (Netherlands)                                          696,156
              4,730  Lincoln National Corp.                                                                        177,671
             15,800  Manulife Financial Corp. (Canada)                                                             187,993
              2,879  Scor (France)                                                                                 139,902
              6,140  St. Paul Cos., Inc.                                                                           168,850
              3,985  The Chubb Corp.                                                                               198,503
                                                                                                            --------------
                                                                                                                 5,502,209

Investment Companies (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             17,600  Investor AB (Sweden)                                                                          209,841

Medical Supplies and Devices (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              3,740  Baxter International, Inc.                                                                    225,335

Metals and Mining (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             10,821  Freeport-McMoRan Copper & Gold, Inc., Class A                                                 150,141
              2,989  Freeport-McMoRan Copper & Gold, Inc., Class B                                                  46,516
                                                                                                            --------------
                                                                                                                   196,657

Oil and Gas (7.3%)
--------------------------------------------------------------------------------------------------------------------------
              1,695  Atlantic Richfield Co.                                                                        150,219
             32,658  British Petroleum Co. PLC (United Kingdom)                                                    596,180
              3,615  Chevron, Inc.                                                                                 320,831
              2,195  Conoco, Inc.                                                                                   60,911
              6,548  Conoco, Inc. Class B                                                                          179,256
              2,660  Elf Aquitaine S.A. (France)                                                                   465,904
            129,947  Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                                  817,434
              8,103  Exxon Corp.                                                                                   615,322
              3,564  Mobil Corp.                                                                                   359,073
              8,531  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                               503,862
              3,580  Schlumberger Ltd.                                                                             223,079
              8,998  Tosco Corp.                                                                                   227,200
              3,163  Total S.A. Class B (France)                                                                   398,614
                                                                                                            --------------
                                                                                                                 4,917,885

Paper and Forest Products (2.3%)
--------------------------------------------------------------------------------------------------------------------------
             32,836  Abitibi-Consolidated Inc. (Canada) (NON)                                                      395,169
              3,275  Champion International Corp.                                                                  168,253
              3,215  International Paper Co.                                                                       154,521
            120,200  Jefferson Smurfit Group PLC (Ireland)                                                         355,161
             11,064  Svenska Cellulosa AB (Sweden)                                                                  17,788
             11,064  Svenska Cellulosa AB (SCA) Class B (Sweden)                                                   297,145
              2,145  Temple Inland, Inc.                                                                           129,773
                                                                                                            --------------
                                                                                                                 1,517,810

Pharmaceuticals (7.5%)
--------------------------------------------------------------------------------------------------------------------------
              8,355  Abbott Laboratories                                                                           307,046
             10,180  American Home Products Corp.                                                                  422,470
              9,628  Bayer AG (Germany)                                                                            385,087
              7,210  Bristol-Myers Squibb Co.                                                                      486,675
             12,000  Eisai Co. Ltd. (Japan)                                                                        304,798
             22,932  Hoechst AG (Germany)                                                                        1,001,697
              6,780  Merck & Co., Inc.                                                                             439,429
              7,200  Monsanto Co.                                                                                  256,950
                490  Novartis AG ADR (Switzerland)                                                                 729,007
              8,055  Pharmacia & Upjohn, Inc.                                                                      399,729
              7,000  Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                                   328,598
                                                                                                            --------------
                                                                                                                 5,061,486

Photography (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              3,520  Eastman Kodak Co.                                                                             265,540

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
              4,150  McGraw-Hill, Inc.                                                                             200,756
              4,020  Times Mirror Co. Class A                                                                      264,566
                                                                                                            --------------
                                                                                                                   465,322

Railroads (0.8%)
--------------------------------------------------------------------------------------------------------------------------
              9,781  Burlington Northern Santa Fe Corp.                                                            268,978
              9,310  Canadian National Railway Co. (Canada) (NON)                                                  283,122
                                                                                                            --------------
                                                                                                                   552,100

Real Estate (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             16,500  Canary Wharf 144A PLC (United Kingdom)                                                         95,062
             12,600  Canary Wharf Finance PLC (United Kingdom)                                                      72,593
             38,000  Henderson Land Development Co. Ltd. (Hong Kong) (R)                                           175,629
             13,000  Nomura Securities Co. Ltd. (Japan)                                                            201,787
                                                                                                            --------------
                                                                                                                   545,071

Retail (1.8%)
--------------------------------------------------------------------------------------------------------------------------
              4,205  Albertsons, Inc.                                                                              166,360
             68,281  Coles Myer Ltd. (Australia)                                                                   356,674
              2,081  Dayton Hudson Corp.                                                                           124,990
              3,050  Federated Department Stores, Inc. (NON)                                                       133,247
              8,670  K mart Corp. (NON)                                                                            101,331
             14,550  Rite Aid Corp.                                                                                200,972
              4,251  Sears, Roebuck & Co.                                                                          133,375
                                                                                                            --------------
                                                                                                                 1,216,949

Steel (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  British Steel PLC (United Kingdom)                                                            101,564
              6,098  Pohang Iron & Steel Company, Ltd. ADR (South Korea)                                           190,944
             15,106  SKF AB Class B (Sweden)                                                                       341,643
                                                                                                            --------------
                                                                                                                   634,151

Telephone Services (10.3%)
--------------------------------------------------------------------------------------------------------------------------
             10,748  American Telephone & Telegraph Co.                                                            467,538
              7,643  Ameritech Corp.                                                                               513,514
             16,489  BCE, Inc. (Canada) (NON)                                                                      820,750
              9,056  Bell Atlantic Corp.                                                                           609,582
              7,910  BellSouth Corp.                                                                               355,950
             20,301  British Telecommunications PLC ADR (United Kingdom)                                           307,274
             56,469  Cable & Wireless PLC (United Kingdom)                                                         614,423
             17,700  Carso Global Telecom (Mexico)                                                                  97,903
              3,230  GTE Corp.                                                                                     248,306
             12,971  Hellenic Telecommunication Organization S.A. (Greece)                                         303,130
             29,707  Mahanagar Telephone GDR 144A (India)                                                          300,783
                 17  Nippon Telegraph and Telephone Corp. (Japan)                                                  209,501
             12,768  Portugal Telecom S.A. (Portugal)                                                              532,904
              6,673  Sprint Corp.                                                                                  362,010
              4,130  Tele Danmark A/S (Denmark)                                                                    246,214
                837  Swisscom AG ADR (Switzerland)                                                                 261,807
             66,590  Telecom Corp. of New Zealand Ltd. (New Zealand)                                               263,085
             24,727  Telfonica S.A. (Spain) (NON)                                                                  396,919
                519  U S West, Inc.                                                                                 29,615
                                                                                                            --------------
                                                                                                                 6,941,208

Tobacco (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             35,914  BAT Industries PLC (United Kingdom)                                                           308,001
              8,532  Philip Morris Cos., Inc.                                                                      291,688
                                                                                                            --------------
                                                                                                                   599,689

Transportation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             10,817  Peninsular and Oriental Steam Navigation Co.
                       (United Kingdom)                                                                            163,101

Water Utilities (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             25,740  Anglian Water PLC (United Kingdom)                                                            304,251
                                                                                                            --------------
                     Total Common Stocks (cost $63,868,843)                                                 $   65,066,276

WARRANTS (0.6%) (a) (NON) (cost $455,248)                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              9,000  Ito-Yokado Co., Ltd. (Japan)                                               11/29/09    $      414,998

CONVERTIBLE PREFERRED STOCKS (0.1%) (a) (cost $85,792)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,393  K mart Financing I $3.875 cum. cv. pfd.                                                $       65,471

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a) (cost $29,659)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Treasury Obligations (--%)
--------------------------------------------------------------------------------------------------------------------------
     $       30,000  US Treasury Bill 4.42s, December 16, 1999 (SEG)                                        $       29,712

SHORT-TERM INVESTMENTS (4.0%) (a) (cost $2,713,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    2,713,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1999 with Goldman Sachs & Co.
                       due October 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $2,713,399 for an effective
                       yield of 5.29%                                                                       $    2,713,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $67,152,542) (b)                                               $   68,289,457
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $67,414,114.

  (b) The aggregate identified cost on a tax basis is $67,653,538, resulting in gross unrealized appreciation and depreciation of $5,150,427 and $4,514,508, respectively, or net unrealized appreciation of $635,919.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1999.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts,
      representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 1999, (as percentage of Market Value)

               Australia          2.6%
               Canada             4.6
               France             5.4
               Germany            3.8
               Italy              1.5
               Japan              8.9
               Netherlands        3.4
               Spain              1.4
               Sweden             1.5
               Switzerland        3.7
               United Kingdom    12.0
               United States     45.1
               Others             6.1
                                -----
               Total            100.0%


-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1999
                             Market    Aggregate Face    Delivery   Unrealized
                             Value         Value           Date    Appreciation
-------------------------------------------------------------------------------
Japanese Yen               $423,670      $412,715        12/09/99     $10,955
-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1999
                                       Aggregate Face   Expiration  Unrealized
                         Total Value       Value           Date    Appreciation
-------------------------------------------------------------------------------
Topix IDX Future (Long)    $422,484      $419,294         Dec 99       $3,190
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $67,152,542) (Note 1)                                              $68,289,457
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               173,367
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  334,691
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          484,957
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          13,669
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                           10,955
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                  804
-----------------------------------------------------------------------------------------------
Total assets                                                                         69,307,900

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         15,551
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      1,440,818
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              164,138
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            134,485
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               34,558
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             4,817
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,201
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   51,468
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   46,750
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,893,786
-----------------------------------------------------------------------------------------------
Net assets                                                                          $67,414,114

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $61,149,595
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            386,372
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                        4,717,162
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                     1,160,985
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $67,414,114

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($36,082,254 divided by 2,567,159 shares)                                                $14.06
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.06)*                                  $14.92
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($28,105,404 divided by 2,016,832 shares)**                                              $13.94
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($514,916 divided by 36,633 shares)**                                                    $14.06
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,711,540 divided by 193,744 shares)                                                   $14.00
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.00)*                                  $14.51
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $64,008)                                            $1,116,124
-----------------------------------------------------------------------------------------------
Interest                                                                                 99,908
-----------------------------------------------------------------------------------------------
Total investment income                                                               1,216,032

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        443,694
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          240,818
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        14,094
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          4,762
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    75,236
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   228,870
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       546
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    17,926
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  25,410
-----------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                             3,218
-----------------------------------------------------------------------------------------------
Registration fees                                                                         4,564
-----------------------------------------------------------------------------------------------
Auditing                                                                                 38,345
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,831
-----------------------------------------------------------------------------------------------
Postage                                                                                  11,758
-----------------------------------------------------------------------------------------------
Other                                                                                     6,200
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,119,272
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (9,592)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,109,680
-----------------------------------------------------------------------------------------------
Net investment income                                                                   106,352
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      5,552,395
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                    2,094
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (273,542)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                               (4,796)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                5,555,927
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              10,832,078
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $10,938,430
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   106,352     $   237,626
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                 5,280,947         885,720
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                      5,551,131      (4,866,837)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                            10,938,430      (3,743,491)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (178,962)        (98,477)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                             (51,905)        (18,908)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                (168)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (6,805)         (2,182)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (572,711)       (229,559)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (442,734)       (110,952)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (48,134)        (10,348)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    17,588,405      41,517,210
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         27,225,416      37,303,293

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    40,188,698       2,885,405
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $386,372 and $129,481, respectively)                                      $67,414,114     $40,188,698
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           Jan. 3, 1995+
operating performance                                               Year ended September 30                          to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.39           $12.50           $10.77            $9.64            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .07(d)           .16(a)(d)        .14(a)           .21(a)           .27(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.98             (.87)            3.13             1.30              .87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                3.05             (.71)            3.27             1.51             1.14
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.09)            (.09)            (.23)            (.36)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.29)            (.31)           (1.31)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.38)            (.40)           (1.54)            (.38)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.06           $11.39           $12.50           $10.77            $9.64
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              27.06            (5.72)           33.88            16.14            13.41*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $36,082          $22,091           $2,885           $2,077           $1,771
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.69             1.70(a)          1.48(a)          1.27(a)           .49(a)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .53             1.14(a)          1.19(a)          2.03(a)          3.04(a)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              68.46            62.96           103.92           222.89            21.68*
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07,
    $.09 and $.20 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Per share net investment income amounted to less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                           Year ended     Nov. 3, 1997+
operating performance                                                                                Sept. 30       to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $11.34           $12.01
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                                                               (.03)             .04(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                              2.95             (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   2.92             (.31)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.03)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.29)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.32)            (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $13.94           $11.34
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                 26.08            (2.62)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $28,105          $16,315
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                               2.44             2.24(a)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               (.23)             .39(a)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 68.46            62.96
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07,
    $.09 and $.20 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Per share net investment income amounted to less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                                to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $14.56
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                                                                                (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.48)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.49)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $14.06
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                  (3.07)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                           $515
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                 .44*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                (.10)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  68.46
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07,
    $.09 and $.20 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Per share net investment income amounted to less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                          Year ended       Nov. 3, 1997+
operating performance                                                                               Sept. 30         to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $11.35           $12.01
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                                                                 --(e)           .07(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                              2.98             (.36)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   2.98             (.29)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.04)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.29)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.33)            (.37)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $14.00           $11.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                 26.57            (2.48)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $2,712           $1,783
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                               2.19             2.02(a)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                .03              .62(a)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 68.46            62.96
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07,
    $.09 and $.20 per share for class A, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Per share net investment income amounted to less than $0.01 per share.



Notes to financial statements
September 30, 1999

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income as a secondary objective by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C and class M shares. The fund began offering Class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B and C shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at fair market value, which is determined using the last reported sale price on its principle exchange, or, if no sales are reported -- as is the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1999, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, realized gains and losses on passive foreign investment companies, and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1999, the fund reclassified $388,379 to decrease distributions in excess of net investment income and $9,319 to increase paid-in-capital, with a decrease to accumulated net realized gains of $397,698. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $ 5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 30, 2000, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1999, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1999, fund expenses were reduced by $9,592 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $542 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $66,925 and $2,072 from the sale of class A and class M shares, respectively and $41,621 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies from the redemption of class A shares.

Note 3
Purchases and sales of securities

During the year ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $51,212,267 and $35,792,402, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,343,321        $18,476,863
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       57,493            737,033
-----------------------------------------------------------------------------
                                                 1,400,814         19,213,896

Shares
repurchased                                       (773,500)       (10,587,836)
-----------------------------------------------------------------------------
Net increase                                       627,314        $ 8,626,060
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,196,349        $27,443,419
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       27,329            321,431
-----------------------------------------------------------------------------
                                                 2,223,678         27,764,850

Shares
repurchased                                       (514,685)        (6,378,953)
-----------------------------------------------------------------------------
Net increase                                     1,708,993        $21,385,897
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        957,033        $13,040,713
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       37,264            471,017
-----------------------------------------------------------------------------
                                                   994,297         13,511,730

Shares
repurchased                                       (416,456)        (5,565,754)
-----------------------------------------------------------------------------
Net increase                                       577,841        $ 7,945,976
-----------------------------------------------------------------------------

                                              For the period November 3, 1997
                                                 (commencement of operations)
                                                        to September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,704,469        $21,409,230
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       10,707            124,308
-----------------------------------------------------------------------------
                                                 1,715,176         21,533,538

Shares
repurchased                                       (276,185)        (3,413,968)
-----------------------------------------------------------------------------
Net increase                                     1,438,991        $18,119,570
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                        to September 30, 1999
-----------------------------------------------------------------------------
Class C                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                         36,694          $ 534,135
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                            8                120
-----------------------------------------------------------------------------
                                                    36,702            534,255

Shares
repurchased                                            (69)            (1,017)
-----------------------------------------------------------------------------
Net increase                                        36,633          $ 533,238
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                         77,602         $1,030,825
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        4,326             54,810
-----------------------------------------------------------------------------
                                                    81,928          1,085,635

Shares
repurchased                                        (45,211)          (602,504)
-----------------------------------------------------------------------------
Net increase                                        36,717         $  483,131
-----------------------------------------------------------------------------

                                              For the period November 3, 1997
                                                 (commencement of operations)
                                                        to September 30, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        182,828         $2,338,570
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,071             12,478
-----------------------------------------------------------------------------
                                                   183,899          2,351,048

Shares
repurchased                                        (26,872)          (339,305)
-----------------------------------------------------------------------------
Net increase                                       157,027         $2,011,743
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,205,064 as capital gain, for its taxable year ended September 30, 1999.

The fund has designated 13.08% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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